United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):  July 9, 2007
OXiGENE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21990 (Commission File Number)	13-3679168 (I.R.S. Employer Identification No.)
230 Third Avenue, Waltham, MA 02451
(Address of principal executive offices)
Registrant’s telephone number, including area code:  (781) 547-5900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On July 9, 2007, the Board of Directors of OXiGENE, Inc. (“OXiGENE” or the “Company”) approved an amendment to the Employment Agreement by and between the Company and Joel-Tomas Citron, the Company’s Chairman of the Board of Directors, dated January 2, 2002, as modified by the resolutions of the Compensation Committee of the Board of Directors of OXiGENE on July 16, 2003 and Amendment No.1 effective January 2, 2006 (as so modified, the “Agreement”), to extend the term of the Agreement until the date of OXiGENE’s annual meeting of stockholders to be held in 2008. The amendment to the Agreement term is effective as of June 14, 2007 and does not change any other provisions of the Agreement.
ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits:

Exhibit Number	Description

10.1	Amendment No. 2 to Employment Agreement by and among OXiGENE and Mr. Citron dated July 9, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2007	/s/ James B. Murphy
James B. Murphy
Vice President and Chief Financial Officer

EXHIBITS

Exhibit Number	Description

10.1	Amendment No. 2 to Employment Agreement by and among OXiGENE and Mr. Citron dated July 9, 2007.